UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8216

PIMCO Strategic Global Government Fund, Inc.
(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660
(Address of principal executive offices)

John P. Hardaway
Treasurer
PIMCO Funds
840 Newport Center Drive
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Joseph B. Kittredge, Jr., Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: January 31

Date of reporting period: February 1, 2003 - July 31, 2003

                Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

                A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.                        REPORT TO STOCKHOLDERS.

                                                                   [Filed Herewith]

2

PIMCO

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

SEMI-ANNUAL REPORT

July 31, 2003

Contents

Chairman’s Letter

Performance Summary

Financial Highlights

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Schedule of Investments

Notes to Financial Statements

Privacy Policy

Dividend Reinvestment Plan

Results of Annual Shareholder Meeting

Letter to our Shareholders

Financial assets gained during the first half of 2003 amid a revival of risk appetites as anxiety about the war in Iraq faded. Assets that generally benefit from economic growth, such as stocks, corporate bonds and emerging market debt, fared the best year-to-date as investors returned to these sectors in hope of a recovery. Reflationary forces that investors expected to fuel a rebound included federal tax cuts and a weak dollar, as well as low mortgage and auto borrowing rates that eased the burden of high personal and corporate indebtedness somewhat. Low mortgage rates particularly kept refinancings booming in the second quarter and put more money in consumers’ pockets.

U.S. Treasuries lagged their riskier counterparts but still enjoyed a modest rally. Yields fell during the period to levels not seen in 45 years before bouncing off their lows in mid-June as hopes for recovery increased. The yield on the benchmark 10-year Treasury closed the month of June 0.3% lower at 3.51%, after nearing 3% earlier in the period. Buyers were hopeful that inflation would remain tame amid low capacity utilization and weak employment growth. Asian central banks continued to buy U.S. Treasuries to limit the rise in their currencies versus the dollar in an effort to protect their export industries. In June, the Federal Reserve cut the federal funds rate by 0.25% to 1%, its 13th easing since 2001, in an effort to boost the economy and ward off deflation. Although the cut was less than some expected, the Fed suggested that rates would stay low until deflation risks abated. The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index gained 0.35% for the six-month period ended July 31, 2003.

During the month of July, the U.S. bond market endured a sell-off as investors digested the dual realities that the Federal Reserve would not be purchasing longer maturity Treasuries and that federal budget deficits were climbing rapidly. News that the government intends to borrow $230 billion in the second half of 2003 drove the intra-month spread between two-year and 10-year Treasury yields to above 2.7%, the widest amount since the late 1970’s. Ten-year yields climbed over 1.3% from a June low of 3.07%. In contrast, the S&P 500 continued its post war surge and returned 1.76% in July, while Treasuries finished the month 4.39% lower. Mortgages lagged Treasuries by 1.53%, after adjusting for duration, in an environment where prepayments slowed dramatically. The impact of rising interest rates was evident as the estimated duration of Lehman’s Fixed Rate Mortgage Backed Securities Index increased from 1.0 year to 3.1 years. Most global government bonds posted losses but still outdistanced Treasuries. Emerging market bonds also sold off in July.

On the following pages you will find specific details as to the Fund’s total return investment performance and a discussion of those factors that affected performance.

We appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this semi-annual report.

Sincerely,

/s/ Brent R. Harris
Brent R. Harris
Chairman of the Board

August 31, 2003

Performance Summary

NYSE Symbol:

RCS

Objective:

The Fund’s primary investment objective is to generate over time a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities.

Primary Investments:

Investment grade government securities of the United States and other countries.

Fund Inception Date:

2/24/1994

Total Net Assets:

$386.4 million as of July 31, 2003

Portfolio Managers:

Pasi Hamalainen

Dan Ivascyn

INVESTMENT PERFORMANCE For the periods ended July 31, 2003

	1 Year	5 Years*	Since Inception 2/24/1994*
NYSE Market Value	10.90%	13.64%	9.31%
Net Asset Value	8.42%	8.02%	7.33%
Lehman Brothers Intermediate Aggregate Bond Index	4.86%	6.81%	N/A

* Annualized (All Fund returns are net of fees and expenses)

Portfolio Insights

• The PIMCO Strategic Global Government Fund, Inc. seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets plus any amounts borrowed for investment purposes in government securities.

• For the six-month period ended July 31, 2003, the Fund returned 5.92% based on its NYSE market price and 0.47% based on its net asset value, compared to a 0.61% return for the Lehman Brothers Intermediate Aggregate Bond Index during the same period.

• An allocation to agency mortgages enhanced credit quality, but provided limited excess return due to falling prices and duration extension late in the period.

• An emphasis on lower coupon mortgages was positive early in the period, as these issues performed well as interest rates fell and refinancing activity increased.

• Emerging market government bonds helped returns; this asset class continued to gain amid the growing demand from investors who were drawn to its relatively high yields and improving credit quality.

• The Fund benefited significantly from its position in Brazil, where bond prices appreciated in response to sound policy management and improving economic and financial fundamentals.

• A focus on the solid anchor credits within the emerging markets, including Mexico, Russia and Panama, added to performance during the period as these countries continued to perform well in a volatile environment.

Cumulative Returns Through July 31, 2003

$10,000 invested at the inception date of the Fund

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on February 24, 1994 and held through July 31, 2003, compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index representative of the U.S. taxable fixed income universe. It is not possible to invest directly in the Index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on Fund distributions or (ii) the sale of Fund shares.

The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in the Fund.

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	07/31/2003 (Unaudited)		01/31/2003	01/31/2002		01/31/2001	01/31/2000	01/31/1999

Net Asset Value, Beginning of Period	$11.33		$11.20	$11.14		$10.56	$11.46	$11.91
Net Investment Income	0.42		1.01	0.97		0.95	0.95	0.92
Net Realized and Unrealized Gain (Loss) on Investments	(0.36)		0.13	0.09		0.64	(0.83)	(0.43)
Total Increase from Investment Operations	0.06		1.14	1.06		1.59	0.12	0.49
Less Dividends from Net Investment Income	(0.44)		(1.01)	(1.00)		(1.01)	(1.02)	(0.94)
Net Asset Value, End of Period	$10.95		$11.33	$11.20		$11.14	$10.56	$11.46
Per Share Market Value, End of Period	$12.18		$11.95	$10.90		$10.35	$9.13	$9.88
Total Investment Return*
Per Share Market Value (a)	5.92%		19.96%	15.46%		26.13%	2.99%	(3.11)%
Per Share Net Asset Value (b)	0.47%		11.38%	10.23%		17.37%	2.70%	5.32%
Ratios to Average Net Assets
Operating Expenses (Excluding Interest Expense)	1.06	%(f)	1.15%	1.15	%(c)(d)	1.19%	1.16%	1.21%
Total Operating Expenses	1.07	%(f)	1.15%	1.15	%(c)(d)	1.19%	1.73%	1.31%
Net Investment Income	7.30	%(f)	9.02%	8.74	%(e)	8.95%	8.50%	7.93%
Supplemental Data
Net Assets, End of Period (Amounts in Thousands)	$386,437		$395,313	$382,831		$339,872	$322,211	$349,597
Portfolio Turnover Rate (g)	248%		517%	211%		81%	74%	133%

* Past performance is no guarantee of future results.

(a) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share during the period. Total investment returns exclude the effects of sales loads.

(b) Total investment return on net asset value is the combination of reinvested dividend income on ex-date, reinvested capital gains distributions on ex-date, if any, and changes in net asset value per share during the period.

(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.18%.

(d) Ratio includes merger related expenses of 0.04%.

(e) Ratio of net investment income to average net assets excluding merger related expenses is 8.78%.

(f) Annualized

(g) PIMCO will manage the Fund without regard to turnover.

See accompanying notes

Statement of Assets and Liabilities

July 31, 2003 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$924,375
Foreign currency, at value	475
Receivable for investments sold	314,721
Unrealized appreciation on forward foreign currency contracts	191
Interest and dividends receivable	3,804
Other assets	199
1,243,765

Liabilities:
Payable for financing transactions	$363,383
Payable for investments purchased	321,469
Unrealized depreciation on forward foreign currency contracts	7
Payable for short sale	166,792
Written options outstanding	1,702
Dividends payable	2,612
Accrued investment advisory fee	290
Accrued administration fee	17
Accrued printing expense	6
Accrued custodian expense	22
Accrued audit fee	14
Variation margin payable	125
Other liabilities	889
857,328

Net Assets	$386,437

Net Assets Consist of:
Capital stock – authorized 500 million shares, $0.0001 par value; outstanding 35,294 shares	$5
Additional paid in capital	435,093
(Overdistributed) net investment income	(1,202)
Accumulated undistributed net realized (loss)	(46,622)
Net unrealized (depreciation)	(837)
$386,437

Net Asset Value per Share Outstanding	$10.95

Cost of Investments Owned	$928,850

Cost of Foreign Currency Held	$477

See accompanying notes

Statement of Operations

For the six months ended July 31, 2003 (Unaudited)

Amounts in thousands

Investment Income:
Interest	$16,803
Miscellaneous income	(78)
Total income	16,725

Expenses:
Investment advisory fees	1,680
Administration fees	99
Transfer agent fees	11
Directors’ fees	64
Printing expense	44
Legal fee	82
Audit fee	11
Custodian fees	83
Interest expense	31
Miscellaneous expense	38
Total expenses	2,143

Net Investment Income	14,582

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	6,930
Net realized (loss) on foreign currency transactions	(728)
Net realized gain on futures contracts, options and swaps	132
Net change in unrealized (depreciation) on investments	(18,967)
Net change in unrealized (depreciation) on futures contracts and options	(424)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	538
Net (loss)	(12,519)

Net Increase in Assets Resulting from Operations	$2,063

See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands

	Six Months Ended July 31, 2003	Year Ended January 31, 2003
	(Unaudited)
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$14,582	$34,886
Net realized gain	6,334	7,088
Net change in unrealized (depreciation)	(18,853)	(34)
Net increase resulting from operations	2,063	41,940

Distributions to Shareholders:
From net investment income	(15,597)	(37,392)

Fund Share Transactions:
Issued as reinvestment of distributions (405,138 and 703,596 shares, respectively)	4,658	7,934
Net increase resulting from Fund share transactions	4,658	7,934

Total Increase (Decrease) in Net Assets	(8,876)	12,482

Net Assets:
Beginning of period	395,313	382,831
End of period *	$386,437	$395,313

*Including (overdistributed) net investment income of:	$(1,202)	$(187)

See accompanying notes

Schedule of Investments

July 31, 2003 (Unaudited)

	Principal Amount (000s)	Value (000s)
U.S. GOVERNMENT AGENCIES 6.8%

Fannie Mae
3.750% due 10/15/2004	$13,050	$13,117
3.600% due 10/29/2004	1,000	1,005
Federal Farm Credit Bank
4.125% due 02/25/2005	3,000	3,054
Small Business Administration
4.524% due 02/01/2013	9,983	9,261
Total U.S. Government Agencies		26,437
(Cost $27,162)

U.S. TREASURY OBLIGATIONS 0.3%

U.S. Treasury Bonds
8.000% due 11/15/2021	800	1,046
Total U.S. Treasury Obligations		1,046
(Cost $1,180)

MORTGAGE-BACKED SECURITIES 204.3%

Collateralized Mortgage Obligations 2.4%
DLJ Commercial Mortgage Corp.
7.340% due 10/10/2032	1,500	1,714
Federal Housing Administration
7.430% due 06/01/2024	4,673	4,694
Freddie Mac
6.500% due 04/15/2018	300	301
6.500% due 09/01/2028	976	1,004
6.500% due 10/01/2028	475	489
General Electric Capital Mortgage Services, Inc.
6.000% due 04/25/2009	997	996
		9,198
Fannie Mae 150.7%
4.000% due 06/17/2018-
08/18/2018 (a)(g)	28,500	26,979
4.500% due 06/17/2018-
08/18/2018 (a)(g)	41,500	40,516
5.000% due 03/18/2018-
08/13/2033 (a)(g)	295,500	290,844
5.500% due 11/13/2033 (b)	20,000	19,822
6.000% due 05/01/2031	1,731	1,748
6.500% due 12/01/2023-
06/01/2033 (a)	182,958	188,242
7.000% due 08/01/2004-
08/01/2031 (a)	8,076	8,456
7.500% due 07/01/2026-
06/01/2031 (a)	5,325	5,653
		582,260
Freddie Mac 26.7%
5.500% due 03/13/2033	60,000	59,484
6.000% due 04/01/2017-
08/13/2033 (a)	10,184	10,512
6.500% due 08/01/2021-
08/01/2033 (a)	11,152	11,483
7.000% due 10/01/2031	9,662	10,102
7.500% due 06/01/2025-
11/01/2030 (a)	10,404	11,101
8.000% due 07/01/2024-
08/01/2024 (a)	512	556
		103,238
Government National Mortgage Association 24.5%
5.000% due 08/15/2033-
09/22/2033 (a)	27,000	25,874
5.500% due 03/20/2033	45,000	44,768
6.500% due 06/15/2031	12,895	13,344
7.000% due 02/15/2024-
06/15/2026 (a)	1,518	1,597
7.500% due 02/15/2006-
02/15/2028 (a)	7,844	8,330
8.000% due 06/15/2016-
05/15/2022 (a)	677	738
8.500% due 10/15/2016-
04/15/2023 (a)	46	49
		94,700
Total Mortgage-Backed Securities		789,396
(Cost $805,761)

SOVEREIGN ISSUES 17.2%

Banque Centrale De Tunisia
7.375% due 04/25/2012	2,000	2,195
Petroliam Nasional Berhad (Petronas)
7.625% due 10/15/2026	2,300	2,459
Republic of Brazil
11.500% due 03/12/2008	2,500	2,581
10.125% due 05/15/2027	3,038	2,430
12.250% due 03/06/2030	9,580	8,885
11.000% due 08/17/2040	2,750	2,338
Republic of Chile
7.125% due 01/11/2012	2,000	2,205
Republic of Ecuador
12.000% due 11/15/2012	8,000	6,392
6.000% due 08/15/2030 (c)	212	125
Republic of Panama
8.250% due 04/22/2008	2,000	2,125
9.375% due 07/23/2012	3,325	3,579
2.250% due 07/17/2016 (b)	1,919	1,571
Republic of Peru
9.125% due 02/21/2012	10,000	10,375
Russian Federation
11.000% due 07/24/2018	2,680	3,519
12.750% due 06/24/2028 (c)	3,227	4,881
5.000% due 03/31/2030 (c)	4,437	3,966

See accompanying notes

		Principal Amount (000s)	Value (000s)

United Mexican States
8.625% due 03/12/2008		$395	$469
9.875% due 02/01/2010		2,715	3,353
9.875% due 02/01/2010		2,465	3,063
Total Sovereign Issues			66,511
(Cost $56,514)

FOREIGN CURRENCY-DENOMINATED ISSUES (h)(i) 2.1%

United Mexican States
7.375% due 07/06/2006	EC	6,440	7,984
Total Foreign Currency-Denominated Issues			7,984
(Cost $6,155)

PURCHASED CALL OPTIONS 0.0%

Eurodollar September Futures (CME)
Strike @ 99.750 Exp. 09/15/2003		$97,000	1
Total Purchased Call Options			1
(Cost $1)

PURCHASED PUT OPTIONS 0.3%

Eurodollar December Futures (CME)
Strike @ 97.500 Exp. 12/15/2003		144,000	2
Fannie Mae (OTC)
5.000% due 10/15/2033 Strike @ 88.531 Exp. 10/08/2003		75,000	39
Government National Mortgage Association (OTC)
5.000% due 12/18/2033 Strike @ 77.000 Exp. 12/11/2003		40,000	5
U.S. Treasury Note September Futures (CBOT)
Strike @ 111.000 Exp. 08/23/2003		21,500	326
Strike @ 110.000 Exp. 08/23/2003		80,000	862
Total Purchased Put Options			1,234
(Cost $312)

SHORT-TERM INSTRUMENTS 8.2%

Commercial Paper 6.7%
Fannie Mae
1.030% due 10/22/2003		3,000	2,993
1.055% due 10/29/2003		500	499
1.065% due 10/29/2003		22,400	22,342
			25,834

Repurchase Agreement 0.3%
State Street Bank
0.800% due 08/01/2003		$1,299	$1,299
(Dated 07/31/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/31/2004 valued at $1,328. Repurchase proceeds are $1,299.)

U.S. Treasury Bills 1.2%
1.038% due 08/07/2003- 08/14/2003 (a)(d)		4,635	4,633

Total Short-Term Instruments			31,766
(Cost $31,765)

Total Investments 239.2%			$924,375
(Cost $928,850)

Written Options (e) 0.4%			1,702
(Premiums $2,535)

Other Assets and Liabilities (Net) (139.6%)			(539,640)

Net Assets 100.0%			$386,437

Notes to Schedule of Investments

(amounts in thousands except number of contracts):

(a) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(b) Variable rate security. The rate listed is as of July 31, 2003.

(c) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

(d) Securities with an aggregate market value of $1,385 have been segregated with the custodian to cover margin requirements for the following open futures contracts at July 31, 2003:

Type	# of Contracts	Unrealized Appreciation/ (Depreciation)

Eurodollar June Futures (06/2005) - Long	80	$(201)
Eurodollar December Futures (12/2004) - Long	64	10
United Kingdom 90 Day LIBOR Futures (03/2004) - Long	9	(3)
United Kingdom 90 Day LIBOR Futures (06/2004) - Long	47	(25)
United Kingdom 90 Day LIBOR Purchased Put Options Strike @ 93.000 (06/2004) - Long	77	0
		$(219)

See accompanying notes

(e) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - CBOT U.S. Treasury Note September Futures
Strike @ 116.000 Exp. 08/23/2003	370	$80	$29

Call - CBOT U.S. Treasury Note September Futures
Strike @ 114.000 Exp. 08/23/2003	400	291	106
		$371	$135

Type	Notional Amount	Premium	Value

Put - OTC 3 Month LIBOR Interest Rate Swap
Strike @6.000 Exp. 10/07/2004	$34,600	$1,100	$1,403

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 4.000 Exp. 10/07/2004	34,600	868	138

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.000 Exp. 11/12/2003	12,900	110	14

Call - OTC 3 Month LIBOR Interest Rate Swap
Strike @ 3.000 Exp. 11/12/2003	11,900	86	12
		$2,164	$1,567

* The Fund will pay a floating rate based on a 3-month LIBOR.

** The Fund will receive a floating rate based on a 3-month LIBOR.

(f) Short sales open at July 31, 2003 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds

U.S. Treasury Notes	5.000	02/15/2011	$62,400	$65,871	$66,945
Fannie Mae	4.500	08/18/2018	30,000	29,213	29,843
Fannie Mae	5.000	08/13/2033	72,000	68,850	69,851
Fannie Mae	5.000	09/15/2033	3,000	2,858	2,941
				$166,792	$169,580

(g) Security, or portion thereof, subject to financing transaction.

See accompanying notes

(h) Foreign forward currency contracts outstanding at July 31, 2003:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Sell	BP	240	09/2003	$4	$0	$4
Sell	EC	7,591	08/2003	187	0	187
Buy	EC	380	08/2003	0	(7)	(7)
				$191	$(7)	$184

(i) Principal amount denoted in indicated currency:

BP - British Pound

EC - Euro

See accompanying notes

Notes to Financial Statements

July 31, 2003 (Unaudited)

1. General Information

The PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified investment management company. Shares of the Fund are traded on the New York Stock Exchange. The stock exchange symbol of the Fund is RCS.

2. Significant Accounting Policies

The following is a summary of significant accounting policies, which are consistently followed by the Fund in the preparation of its financial statements and in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Net asset value per share is determined as of 4:00 p.m., Eastern Time, no less frequently than every Thursday of each week (except where such Thursday is not a business day, then the first business day immediately succeeding such Thursday). Short-term investments which mature in sixty days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Borrowing Under Mortgage Dollar Rolls and Forward Commitments. The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and the future purchase price is an adjustment to interest income in the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At July 31, 2003, there were $218,240,293 in dollar roll commitments.

Leverage. The Fund is authorized to borrow funds and utilize leverage subject to certain limitations under the Act. The Fund’s ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. The use of leverage increases the overall duration risk of the Fund, and creates an increased sensitivity of the Fund to rising short-term interest rates. The use of leverage, which is generally the economic equivalent of borrowing to purchase securities, thus creates risks of greater volatility of the net asset value and market value of Fund shares. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing has not been used, reducing the amount available for distribution to shareholders.

Delayed Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders. The Fund intends to distribute all or a portion of its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

Forward Currency Transactions. The Fund may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Fund may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Short Sales. The Fund has entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payment received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of miscellaneous income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly, PIMCO Advisors L.P. and serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate of 0.85% based on average weekly net assets of the Fund during the month.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a monthly administrative fee at an annual rate of 0.05% based on average weekly net assets of the Fund during the month.

Expenses. The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (vi) printing expenses; (vii) legal fees; (viii) audit fees; (ix) custodian fees; (x) extraordinary expenses, including costs of litigation and indemnification expenses.

Each Independent Director receives from the Fund an annual retainer of $10,000, plus $2,000 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board, and $1,000 for each committee meeting, and $2,000 for each meeting attended telephonically, plus reimbursement of related expenses.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended July 31, 2003, were as follows (amounts in thousands):

U.S Government/Agency		Non-U.S. Government/Agency
Purchases	Sales	Purchases	Sales
$4,348,770	$3,974,367	$18,456	$1,028

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” PIMCO manages the Fund without regard to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less are excluded from both (a) and (b). Proceeds from short sales and assets used to cover short positions are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for the Fund are set forth in the ‘‘Financial Highlights’’ section of the Annual and Semi-Annual Reports.

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 01/31/2003	$2,284
Sales	408
Closing Buys	(80)
Expirations	(77)
Balance at 07/31/2003	$2,535

6. Federal Income Tax Matters

At July 31, 2003, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$15,866	$(20,341)	$(4,475)

Privacy Policy

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

This Privacy Policy applies to the following entities: Allianz Dresdner Asset Management of America L.P., Pacific Investment Management Company LLC, PIMCO Equity Advisors, Cadence Capital Management, NFJ Investment Group, Parametric Portfolio Associates, PIMCO Advisors Distributors LLC, PIMCO Funds: Multi-Manager Series, PIMCO Funds: Pacific Investment Management Series, PIMCO Specialty Markets, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

Dividend Reinvestment Plan

What is the Dividend Reinvestment Plan for the Fund?

The Dividend Reinvestment Plan (the “Plan”) offers shareholders of the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month, the Fund will distribute to shareholders, substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. EquiServe Trust Co., N.A. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders of the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, thereby increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution that is payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by EquiServe Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Strategic Global Government Fund, Inc.
c/o EquiServe Trust Co., N.A.
P.O. Box 43011
Providence, RI 02940-3011
Telephone: 800-426-5523

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to EquiServe Trust Co., N.A.. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

2003 Shareholder Meeting Results (Unaudited)

The Fund’s annual shareholders meeting was held on June 20, 2003. The result of votes taken among shareholders on the proposals presented at the meeting are listed below.

Proposal 1

To elect one Director to the Board of Directors of the Fund.

	# of Shares Voted	% of Shares Voted

Brent R. Harris
For	33,281,610	98.6%
Withheld	475,686	1.4%
Total	33,757,296	100.0%

Carter W. Dunlap, Jr., Francis E. Lundy, James M. Whitaker and Gregory S. Young continued in office as Directors.

OTHER INFORMATION

Directors and Officers

Brent R. Harris, Chairman, President and Director

Carter W. Dunlap, Jr., Director

Francis E. Lundy, Director

James M. Whitaker, Vice Chairman and Director

Gregory S. Young, Director

Garlin G. Flynn, Secretary

John P. Hardaway, Treasurer

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

EquiServe Trust Company, N.A.

P.O. Box 43011

Providence, Rhode Island 02940

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Independent Auditors

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ITEM 2.                        CODE OF ETHICS.  Not applicable.

ITEM 3.                        AUDIT COMMITTEE FINANCIAL EXPERT.  Not applicable.

ITEM 4.                        PRINCIPAL ACCOUNTANT FEES AND SERVICES.  Not applicable.

ITEM 5         AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.                        [RESERVED]

ITEM 7.                        DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

                                                                   MANAGEMENT INVESTMENT COMPANIES.  Not applicable.

ITEM 8.                        [RESERVED]

ITEM 9.                        CONTROLS AND PROCEDURES.

(a)                                  The Chief Executive Officer and Chief Financial Officer have concluded that, to the best of their knowledge the design and operation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective to provide reasonable assurance that material information required to be disclosed by the Investment Company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There has been no changes in PIMCO Strategic Global Government Fund's, Inc. internal control over financial reporting that occurred during the Fund's most recent fiscal half-year (the Fund's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 10.                  EXHIBITS.

(a)                                  Not applicable.

(b)                                 EX-99.CERT - Section 302 Certifications (filed herewith).
EX-99.906CERT - Section 906 Certification (filed herewith).

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Strategic Global Government Fund, Inc.

By (Signature and Title)	/s/ Brent R. Harris
Brent R. Harris
President, as CEO

Date	September 26, 2003

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brent R. Harris
Brent R. Harris
President, as CEO

Date	September 26, 2003

By (Signature and Title)	/s/ John P. Hardaway
John P. Hardaway
Treasurer, as CFO

Date	September 26, 2003

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